Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 14—Commitments and Contingencies

Operating Leases—We lease office space in countries in which we operate. As of December 31, 2017, the future minimum lease payments under the non-cancelable operating leases with lease terms in excess of one year was as follows:

(In thousands)
Years Ending December 31,
2018	$2,218
2019	2,158
2020	2,135
2021	2,174
2022	2,213
Thereafter	3,961
Total future minimum lease payments	$14,859

During the years ended December 31, 2017, 2016 and 2015, rent expense was $2.4 million, $2.5 million and $3.0 million, respectively.

Commitments—As of December 31, 2017, we had no material commitments.

Customs Bonds—As of December 31, 2017, we were contingently liable under certain customs bonds totaling approximately $43.0 million issued as security in the normal course of our business.

Contingencies—It is to be expected that we will routinely be involved in litigation and disputes arising in the ordinary course of our business.

On the Petition Date, Pacific Drilling S.A. and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. As a result of the Chapter 11 proceedings, attempts to prosecute, collect, secure or enforce remedies with respect to pre-petition claims against us are subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code, including litigation relating to us and our subsidiaries that are Debtors in the Chapter 11 proceedings.

On April 16, 2013, Transocean Offshore Deepwater Drilling, Inc. (“Transocean”) filed a complaint against us in the United States District Court for the Southern District of Texas alleging infringement of their dual activity patents, which was supplemented by an Amended Complaint filed on May 13, 2013. On August 1, 2017, we reached an amicable settlement of the litigation with Transocean for an immaterial amount.

On October 29, 2015, we exercised our right to rescind the Construction Contract with SHI for the drillship the Pacific Zonda due to SHI’s failure to timely deliver the drillship in accordance with the contractual specifications. SHI rejected our rescission, and on November 25, 2015, formally commenced an arbitration proceeding against us in London under the Arbitration Act 1996 before a tribunal of three arbitrators (as specified in the Construction Contract). SHI claims that we wrongfully rejected their tendered delivery of the drillship and seeks the final installment of the purchase price under the Construction Contract. On November 30, 2015, we made demand under the third party refund guarantee accompanying the Construction Contract for the amount of our advance payments made under the Construction Contract, plus interest. Any payment under the refund guarantee is suspended until an award under the arbitration is obtained. In addition to seeking repayment of our advance payments made under the Construction Contract, we have made a counterclaim for the return of our purchased equipment, or the value of such equipment, and damages for our wasted expenditures. As part of our “first day” relief in the Chapter 11 proceedings, the Bankruptcy Court granted us a modification of the automatic stay provisions of the Bankruptcy Code to allow us to proceed with this arbitration.

An evidentiary hearing was held in London before a tribunal of three arbitrators (the “Tribunal”) from February 5 through March 2, 2018. Written closing submissions are due to be filed with the Tribunal by late April, with short replies to such submissions due in mid-May 2018. Oral closing submissions are currently scheduled to be heard by the Tribunal in early August 2018. We expect the Tribunal to render its award some time thereafter. We do not believe that the ultimate outcome resulting from this arbitration will have a material adverse effect on our financial position, results of operations or cash flows.